                                                                    EXHIBIT 99.1


                      TERMINATION AND SETTLEMENT AGREEMENT


      TERMINATION AND SETTLEMENT AGREEMENT, dated as of May 1, 2001, among ROTARY POWER INTERNATIONAL, INC., a Delaware corporation ("RPI"); LONDONDERRY CAPITAL STRUCTURING LTD., an Ontario, Canada corporation ("Londonderry Capital"); and LONDONDERRY MANAGEMENT SERVICES LTD., an Ontario, Canada corporation ("Londonderry Services").

      WHEREAS,

      1. RPI and Londonderry Capital have heretofore entered into the following three agreements:


              DATE OF AGREEMENT                  SERVICES

              November 1, 1999            Consulting Agreement
              November 1, 1999            Investor Relations Services Agreement
              November 6, 1999            Facilitation Fee Agreement, as amended


(herein collectively called the "Prior Agreements") pursuant to which Londonderry Capital provides certain consulting, investor relations and other services to RPI;

      2. RPI and Londonderry Capital have determined, upon the terms and conditions herein set forth, to terminate the Prior Agreements earlier than originally contemplated when they were entered into; and

      3. RPI desires to employ Ronald McKeown, a Canadian citizen ("McKeown"), as RPI's Executive Vice President and Director of Marketing as herein more fully set forth.

      NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is mutually acknowledged by the parties,

      IT IS HEREBY AGREED AS FOLLOWS:

      SECTION 1. TERMINATION OF THE PRIOR AGREEMENTS. Simultaneously with the execution of this Agreement, each of the Prior Agreements shall automatically terminate and be of no further force and effect and impose no further liability or obligation on either party thereto to the other party.

      SECTION 2. SETTLEMENT PAYMENTS AND GRANTS. In consideration of the early termination of the Prior Agreements and in order to enable Londonderry Capital to settle certain long-term


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commitments, RPI agrees, as soon as possible after the execution of this
Agreement:

          (a) to pay to Londonderry Capital in U.S. currency the sum of $50,000 (Fifty Thousand U.S. Dollars), which amount has been agreed upon by the parties after taking into account certain amounts and expenses which RPI has agreed to reimburse to Londonderry Capital and certain facilitation fees previously received by Londonderry Capital which Londonderry Capital has agreed to refund to RPI; and

          (b) to issue to Londonderry Capital assignable warrants (the "Settlement Warrants") to purchase 500,000 shares of RPI's restricted common stock (par value $.01 per share) as hereinafter described. The Settlement Warrants shall be immediately exercisable as of their date of issuance and shall remain exercisable by the holders thereof until the third anniversary of the date of their issuance. The Settlement Warrants shall entitle the holder thereof to purchase from RPI 500,000 shares of its restricted common stock for a cash purchase price equal $5.00 per share. The Settlement Warrants shall be issued to Londonderry Capital and/or its designees and assigns, as directed by Londonderry Capital.

      SECTION 3. NEW EMPLOYMENT ARRANGEMENT WITH MCKEOWN. RPI and Londonderry Services agree that, concurrently with the execution of this Agreement, they will enter into an agreement substantially in the form of Exhibit A hereto pursuant to which McKeown will be appointed as Executive Vice President and Director of Marketing of RPI responsible for the marketing of its products and services and RPI will pay to Londonderry Services a monthly fee of $9,500.

      In addition, as consideration for McKeown serving as Executive Vice President and Director of Marketing of RPI, RPI will:

          (a) issue to Londonderry Services, on the terms and conditions hereinafter described, 200,000 shares of RPI's restricted common stock (the "Employment Shares"). The Employment Shares shall be issued to Londonderry Services if and when the gross revenues earned by RPI after May 1, 2001, minus any adjustments or allowances for product returns, shall equal, on a cumulative basis, at least $5,000,000 (the "Revenue Target"). The determination as to whether RPI has achieved the Revenue Target shall be based upon the revenues of RPI as reported on the income statements of RPI which are contained in its periodic reports filed with the Securities and Exchange Commission pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. The Employment Shares will be issued to Londonderry Services as soon as possible after the last day of the calendar quarter in which RPI achieves the Revenue Target, without the need for any additional consideration or payment from Londonderry Services and whether or not McKeown is then still serving as the Executive Vice President and Director of Marketing of RPI or in any other capacity with RPI; and

          (b) grant to McKeown, as soon as possible after the execution of this Agreement, an option (the "Employment Option") to purchase 300,000 shares of RPI's restricted common stock on the terms and conditions hereinafter described. The Employment Option shall be issued under RPI's 2000 stock option plan and shall be subject to the terms and conditions of the stock option plan. McKeown shall be fully vested in the Employment Option immediately upon its grant and the Employment Option shall remain fully exercisable at all times by McKeown in accordance with its terms whether or not McKeown is still serving as the Executive Vice President and Director of Marketing of RPI or in any other capacity with RPI. The Employment Option shall become


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exercisable as of the first date after it is determined that RPI has achieved the Revenue Target (the "Effective Date") and shall remain exercisable until its expiration date. The Employment Option shall entitle McKeown to purchase 300,000 shares of RPI's restricted common stock at a cash exercise price per share equal to the average of the closing bid prices per share of RPI common stock for the ten (10) trading days preceding the Effective Date. The Employment Option shall expire on the earlier to occur of the fifth anniversary of the Effective Date or the tenth anniversary of the date of grant of the Employment Option. The Employment Option shall not be assignable. The determination as to whether RPI has achieved the Revenue Target shall be based upon the revenues of RPI as reported on the income statements of RPI which are contained in its periodic reports filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

      SECTION 4. MUTUAL RELEASES. Each party hereto (each a "Releasor") hereby releases, remises and forever discharges all of the other parties hereto and any and all of their respective subsidiaries, affiliates, officers, directors, employees, consultants, accountants, attorneys, agents, successors and assigns (collectively, the "Released Parties") from any and all demands, debts, liabilities, claims, rights, actions, causes of action, court orders, obligations, contracts, agreements, suits and proceedings whatsoever of every kind, whether known or unknown, foreseen or unforeseen, whether in law or in equity, which the Releasor now has, has ever had or may hereafter have against the Released Parties based upon any injuries or damages or alleged injuries or damages sustained by the Releasor through the date hereof relating to, or in any way involved with or arising out of, the Prior Agreements or any other transaction or agreement relating to RPI.

      SECTION 5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to contracts made and to be performed in the State of New Jersey.

      SECTION 6. COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

      SECTION 7. HEADINGS. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

      SECTION 8. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

      SECTION 9. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties and supercedes all prior agreements and understandings, whether oral or written, with respect to the subject matter hereof.

      SECTION 10. AMENDMENTS AND WAIVERS. This Agreement or any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against


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which such change, waiver, discharge or termination is sought to be enforced. No waiver by a party of any condition or of any breach of any term, covenant or other provision contained herein shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in any other instances or a waiver of any other condition or breach of any other term, covenant or other provision.

      SECTION 11. NOTICES. Each notice required or desired to be given or made under this Agreement shall be in writing and shall be effective and deemed to have been received (i) when delivered in person, (ii) when sent by fax with receipt acknowledged, (iii) five (5) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or
(iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows:

      IF TO RPI:
            Rotary Power International, Inc.
            One Passaic Avenue
            P.O. Box 128
            Wood-Ridge, New Jersey 07075-128
            Facsimile: (973) 779-5595
            Attention: President

      IF TO LONDONDERRY CAPITAL:
            Londonderry Capital Structuring Ltd.
            RR#4 22 International Parkway
            Stouffville, Ontario, Canada L4A 7X5
            Facsimile: (905) 888-0497
            Attention: President

      IF TO LONDONDERRY SERVICES:
            Londonderry Management Services Ltd.
            RR#4 22 International Parkway
            Stouffville, Ontario, Canada L4A 7X5
            Facsimile: (905) 888-0497
            Attention: President

      Each party shall provide notice to the other parties of any change in address.

      SECTION 12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, no party shall assign this Agreement or any or any of its rights or obligations hereunder without the prior written consent of the other parties.

      SECTION 13. FURTHER ASSURANCES. Each party to this Agreement shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party to this Agreement may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and


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the consummation of the transactions contemplated hereby.

      IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed as of the date first above written.





                                   ROTARY POWER INTERNATIONAL, INC.


                                   By:       /s/ Virgil E. Wenger
                                      ------------------------------------------
                                                 Virgil E. Wenger
                                                     Chairman


                                   LONDONDERRY CAPITAL STRUCTURING LTD.


                                   By:       /s/ Ronald G. McKeown
                                      ------------------------------------------
                                                 Ronald G. McKeown
                                                     President


                                   LONDONDERRY MANAGEMENT SERVICES LTD.


                                   By:       /s/ Ronald G. McKeown
                                      ------------------------------------------
                                                 Ronald G. McKeown
                                                     President



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                                                                       EXHIBIT A


                         MANAGEMENT CONSULTING AGREEMENT


THIS AGREEMENT dated as of May 1, 2001 is between:

      Rotary Power International, Inc., a Delaware Corporation ("RPI") and
      Londonderry Management Services Ltd. an Ontario, Canada Corporation
      ("LMS").

TERMS AND PROVISIONS

1.   PURPOSE:       LMS will provide RPI management assistance in making
                    available to RPI the services of Ronald G. McKeown, a Canadian citizen ("McKeown"), to be Executive Vice President and Director of Marketing of RPI. In this capacity, McKeown shall, subject to the oversight and control of RPI's Board of Directors, be responsible for the promotion, marketing and sale of such products and services as are from time to time offered by RPI. McKeown shall have the authority to retain such consultants and hire such employees as he may deem reasonably necessary to fulfill his corporate responsibilities. McKeown shall report to RPI's Chief
                    Executive Office ("CEO") and consult with the CEO on matters of marketing strategy, plans and budgets; retention of consultants; hiring of employees; and other significant prospective marketing expenditures and initiatives. McKeown shall keep the CEO informed of his activities through periodic reports of RPI's progress in meeting marketing budgets and goals.

                    Additionally, LMS will be responsible to provide administrative, clerical and secretarial services which will support McKeown. These services will be rendered by persons or entities to be determined by LMS.

2.   TERM:          Subject to the provisions of Section 5 below, this Agreement shall be for a term of 12 months, effective May 1, 2001 and ending April 30, 2002.

3.   FEE:           Nine thousand five hundred U.S. Dollars (U.S. $9,500) shall be payable monthly by wire transfer to LMS's bank account.
                    Seven thousand ($7,000) is designated for the compensation of McKeown with respect to his role as Executive
                    Vice-President and Director of Marketing of RPI. Two thousand five hundred ($2,500) is designated to compensate the persons or entities which provide the administrative, clerical and secretarial services to support McKeown. The wire transfer instructions will be provided to RPI by LMS at a later date under separate cover.

4.   FIRST PAYMENT: The first payment will be due on May 30, 2001.


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5.   TERMINATION:   The Agreement may be terminated by either party on 30 days prior written notice.

6.   INDEMNITY:     RPI will indemnify LMS against any damages, demands,
                    litigation or any other claims resulting from the services provided in accordance with this Agreement, provided that RPI shall not indemnify for any damages, demands, litigation or other claims arising out of the gross negligence or willful misconduct of LMS or its representatives, including
                    McKeown.

7.   EXPENSES:      RPI agrees to pay LMS all reasonable out-of-pocket costs
                    upon submission of appropriate supporting documentation.

8.   TAXES:         LMS will pay any applicable taxes including goods and
                    services taxes that may result from this Agreement.

9.   ENTIRETY:      The terms and provisions herein contained constitute the
                    entire agreement relating to the subject matter of this Agreement between RPI and LMS.

10.  NOTICES:       All notices hereunder shall be in writing and shall be
                    deemed to have been duly given if delivered by courier or by fax as follows:

                    TO:                                    TO:
                    RPI                                    LMS
                    Conway Davis, President and CEO        Ronald G. McKeown, President
                    Rotary Power International, Inc.       Londonderry Management Services Ltd.
                    P.O. Box 128                           RR#4
                    One Passaic Street                     22 International Parkway
                    Wood-Ridge, NJ  07075 0128             Stouffville, ON  L4A 7X5
                    Fax: (973) 779-5595                    Fax: (905) 888-0497

11.  ASSIGNMENT:    This Agreement shall not be assigned by either party hereto without the written consent of the other party. This
                    Agreement shall inure to the benefit of and shall be binding upon RPI's successors and LMS's successors.

12.  GOVERNING LAW: This Agreement shall be interpreted in accordance with the laws of the State of New Jersey without regard to principles of conflicts of law.



--------------------------------------------------------------------------------


Accepted and Agreed to as of this 1st day of May, 2001:


ROTARY POWER INTERNATIONAL, INC.          LONDONDERRY MANAGEMENT SERVICES LTD.


By:                                       By:
   -----------------------------             ----------------------------------
         Virgil E. Wenger                           Ronald G. McKeown
            Chairman                                   President



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